Q3 and 9-Months Fiscal 2011 Investor/Analyst Call May 5, 2011 Exhibit 99.2 © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements, GAAP
Reconciliation and ISP Divestiture
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in CareFusion’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability;
current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business; and our success depends on our key personnel, and the loss of key personnel or the transition of key personnel, including our chief executive officer, could disrupt our business. This presentation reflects management’s views as of May 5, 2011. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP financial measures. Reconciliations can be found on slides 15 and 16 of this presentation. In addition, definitions and reconciling information can be found on CareFusion’s website at www.carefusion.com under the Investors tab.
ISP Divestiture: Results from the company’s International Surgical Products (ISP) business, which had been included in the Medical Technologies and Services segment and was divested in April 2011, have been classified as discontinued
operations as of Q3 Fiscal 2011. Reported results for continuing operations and comparisons to prior periods exclude the historical results of the ISP business.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. 3 Today’s Speakers • Kieran Gallahue, Chairman and Chief Executive Officer • Jim Hinrichs, Chief Financial Officer

Q3 and 9-Months Fiscal 2011 Results © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q3 Fiscal 2011 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M % Change
1
$M % Change
1
Revenue $867 4% $867 4%
Operating Expenses
2
$301 (8)% $292 (6)%
Operating Income
2
$146 70% $155 49%
Income from Continuing
Operations
2
$86 762% $94 77%
Diluted EPS from Continuing
Operations
$0.38 733% $0.42 75%
1 % Change over prior year period.
2 Adjusted amounts are Non-GAAP financial measures that exclude nonrecurring items primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges and nonrecurring gain on the sale of assets. Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.
2

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q3 Fiscal 2011 Year-Over-Year
Quarterly Segment Review
GAAP Adjusted
Critical Care Technologies (CCT) $M % Change
1
$M % Change
1
Revenues $661 5% $661 5%
Segment Profit
2
$115 49% $129 43%
Medical Technologies and Services
(MTS)
$M % Change
1
$M % Change
1
Revenues $206 (1)% $206 (1)%
Segment Profit
2
$16 78% $26 86%
1
% Change over prior year period.
2
Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items primarily related to the spinoff and nonrecurring restructuring and acquisition integration charges. During the quarter ended March 31, 2011, the company recognized a $15 million gain on the sale of assets related to the divestiture of its OnSite Services business, which was not allocated to the segments and is not reflected in the above  results.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

9-Months Fiscal 2011 Review
GAAP Adjusted
$M % Change
1
$M % Change
1
Revenue $2,564 1% $2,564 1%
Operating Expenses
2
$958 -- $882 (2)%
Operating Income
2
$347 7% $423 13%
Income from Continuing
Operations
$195 76% $253 14%
Diluted EPS from Continuing
Operations
$0.87 74% $1.13 14%
1 % Change over prior year period.
2 Adjusted amounts are Non-GAAP financial measures that exclude nonrecurring items primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges and nonrecurring gain on the sale of assets. Additionally, in the case of adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.
2
2

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

9-Months Fiscal 2011 Segment
Review
GAAP Adjusted
Critical Care Technologies (CCT) $M % Change
1
$M % Change
1
Revenues $1,962 2% $1,962 2%
Segment Profit
2
$298 3% $357 9%
Medical Technologies and Services
(MTS)
$M % Change
1
$M % Change
1
Revenues $602 (2)% $602 (2)%
Segment Profit
2
$34 -- $66 35%
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items primarily related to the spinoff and nonrecurring restructuring and acquisition integration charges. During the quarter ended March 31, 2011, the company recognized a $15 million gain on the sale of assets related to the divestiture of its OnSite Services business, which was not allocated to the segments and is not reflected in the above  results.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved. Fiscal 2011 Guidance

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2011 Financial Guidance
May 5, 2011
1  Provided by CareFusion on February 3, 2011.
2
3 Assumes foreign exchange rates as of March 31, 2011.
4 Adjusted amounts are Non-GAAP financial measures that exclude nonrecurring items primarily related to the spinoff, nonrecurring restructuring  and acquisition integration charges and nonrecurring gain on the sale of assets. Additionally, in the case of adjusted effective tax rate and adjusted diluted earnings per share from continuing operations, nonrecurring tax items are also excluded.
5 Nonrecurring items are primarily related to the spinoff and to restructuring and acquisition integration charges.
10
$ in millions Previous FY11 Outlook
1,2
Updated FY11 Outlook
Total Revenue
Low single digit growth over FY10
revenue of $3.5B on a reported and
constant currency basis
Low single digit growth over FY10
revenue of $3.5B on a reported and
constant currency basis
Adjusted Operating Expenses
4
34% of total revenue 34% of total revenue
Gross Margin 50 – 51% 50 – 51%
Adjusted Operating Margin
4
~17% ~17%
Adjusted Effective Tax Rate
4
28 – 30% 28 – 30%
Adjusted Diluted EPS From Continuing
Operations
4
$1.58 – $1.65 $1.60 – $1.65
Nonrecurring Items
5
$120 $120
Diluted Weighted Average Shares
Outstanding
~225M ~225M
Capital Expenditures $150 – $160 $150 – $160
3
Reflects impact of the divestitures of OnSite Services and International Surgical Products (ISP) businesses. Assumes the OnSite divestiture reduces revenues and adjusted diluted EPS by approximately $13 million and $0.01, respectively, in Q4 FY11. Assumes the ISP divestiture reduces revenues and adjusted diluted
EPS by approximately $440 million and $0.06, respectively, for FY11.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Updated Fiscal 2011 Revenue and
Adjusted EPS Guidance and Assumptions
Guidance
•
Revenue growth of low single digits
•
Adjusted diluted EPS from continuing operations of
$1.60 to $1.65
Assumptions
•
Hospital capital spending grows low to mid single digits;
customers continue prioritizing spending
•
Q4 revenues and adjusted earnings increase year-over-year
and sequentially from Q3 based on trends in capital
equipment businesses and growth in our ChloraPrep
®
business
•
Foreign exchange rates remain at March 31, 2011 levels

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Updated Fiscal 2011 CCT Segment-related
Assumptions vs. Fiscal 2010 Results
•
Segment revenue grows on a percentage basis by
low to mid single digits
Infusion: Revenues grow on a percentage basis in the low
teens due to Medegen acquisition and from incremental
market share gains in 2H FY11 following FDA requirement
for Baxter to remove its Colleague pump base within two
years
Respiratory: Revenues are down mid to high single digits
year-over-year as sales related to H1N1 have not
reoccurred this year
Dispensing: Revenues grow on a percentage basis by low
to mid single digits

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Updated Fiscal 2011 MTS Segment-related
Assumptions vs. Fiscal 2010 Results
•
Segment revenue essentially flat
ChloraPrep
®
business: Grows double digits based on
successful execution of growth strategy both domestically
and internationally
International Surgical Products divested: Closed in April
2011 and included in discontinued operations as of Q3
FY11
OnSite Services divested: Closed in March 2011 and was
not classified as discontinued operations; negatively
impacts top line by $13 million and adjusted diluted EPS
by $0.01 in Q4 FY11
Research Services divested: Closed in May 2010 and was
not classified as discontinued operations; negatively
impacts top line by $59 million in FY11

Q&A © 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q3 Fiscal 2011 Non-GAAP
Reconciliations
$ in millions
Q3 FY11
GAAP
Nonrecurring
Items
Q3 FY11
Adjusted
Operating Expenses
1
$301 $(9) $292
Operating Income
1
$146 $9 $155
Income From Continuing
Operations
1
$86 $8 $94
Diluted EPS From Continuing
Operations
1
$0.38 $0.03 $0.42
Critical Care Technologies
Segment Profit
2
$115 $14 $129
Medical Technologies and Services
Segment Profit
2
$16 $10 $26
1
2
The  nonrecurring items in the table above include items primarily related to the spinoff, restructuring and acquisition integration charges and gain on the sale of assets. Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also include tax items.
The  nonrecurring items in the table above include  items primarily related to the spinoff and restructuring and acquisition integration charges. During the quarter ended March 31, 2011, the company recognized a $15 million gain on the sale of assets related to the divestiture of its OnSite Services business, which was not allocated to the segments and is not reflected in the above results.
reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on May 5, 2011.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investors tab. A discussion of the

© 2011 CareFusion Corporation or one of its subsidiaries. All rights reserved.

9-Months Fiscal 2011 Non-GAAP
Reconciliations
$ in millions
9-Months FY11
GAAP
Nonrecurring
Items
9-Months FY11
Adjusted
Operating Expenses
1
$958 $(76) $882
Operating Income
1
$347 $76 $423
Income From Continuing
Operations
1
$195 $58 $253
Diluted EPS From Continuing
Operations
1
$0.87 $0.26 $1.13
Critical Care Technologies
Segment Profit
2
$298 $59 $357
Medical Technologies and Services
Segment Profit
2
$34 $32 $66
reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on May 5, 2011.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investors tab. A discussion of the
1
2
The  nonrecurring items in the table above include items primarily related to the spinoff, restructuring and acquisition integration charges and gain on the sale of assets. Additionally, in the case of income from continuing operations and diluted earnings per share from continuing operations, nonrecurring items also include tax items.
The  nonrecurring items in the table above include items primarily related to the spinoff and restructuring and acquisition integration charges. During the quarter ended March 31, 2011, the company recognized a $15 million gain on the sale of assets related to the divestiture of its OnSite Services business, which was not allocated to the segments and is not reflected in the above results.